UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2019

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 22, 2019.  As of March 25, 2019, the record date for the meeting, 297,965,335 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 277,438,423 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company, (iii) approved the advisory vote on compensation of named executive officers, (iv) voted against a stockholder proposal for special share meeting improvement and (v) voted against a stockholder proposal for recruitment and forced labor report.  Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 17, 2019, is as follows:

1.  ELECTION OF DIRECTORS

FOR the nominees:

		Votes	ABSTAIN
Nominee	Votes FOR	AGAINST	Votes	NON-VOTES

Stanley L. Clark	258,707,391	10,852,311	80,948	7,797,773
John D. Craig	266,583,926	2,973,124	83,600	7,797,773
David P. Falck	261,617,536	7,942,927	80,187	7,797,773
Edward G. Jepsen	258,341,268	11,218,277	81,105	7,797,773
Robert A. Livingston	268,559,953	997,286	83,411	7,797,773
Martin H. Loeffler	259,778,476	9,777,887	84,287	7,797,773
R. Adam Norwitt	265,447,380	4,110,075	83,195	7,797,773
Diana G. Reardon	262,216,780	7,349,853	74,017	7,797,773
Anne Clarke Wolff	268,197,763	1,368,860	74,027	7,797,773

2.  RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

FOR	270,452,795	AGAINST	6,922,577

ABSTAIN	63,051	NON-VOTES	0

3.  ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	248,852,279	AGAINST	20,183,152

ABSTAIN	605,219	NON-VOTES	7,797,773

4.   STOCKHOLDER PROPOSAL FOR SPECIAL SHAREHOLDER MEETING IMPROVEMENT

FOR	118,498,251	AGAINST	150,734,246

ABSTAIN	408,153	NON-VOTES	7,797,773

5.  STOCKHOLDER PROPOSAL FOR RECRUITMENT AND FORCED LABOR REPORT

FOR	116,266,173	AGAINST	148,437,718

ABSTAIN	4,936,759	NON-VOTES	7,797,773

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President and General Counsel

Date: May 23, 2019